                                                         OPPENHEIMER BOND FUND

                                                     Supplement Dated May 17, 2002
                                    to the Statement of Additional Information dated April 30, 2002

     The Statement of Additional Information is revised as follows:

     The following is added after the section captioned "ABOUT THE FUND - Additional  Information About the Fund's Investment  Policies
     and Risks - Credit Risk" on page 2:

     Credit  Derivatives.  The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured  note ("funded  swaps"),  to protect  against the risk that a security will default.  Unfunded and funded credit default swaps may be on a single security,  or on a basket of securities.  The Fund pays a fee to enter into the swap and  receives a fixed  payment  during the life of the swap.  The Fund may take a short  position in the credit  default swap
     (also known as "buying  credit  protection"),  or may take a long position in the credit default swap note (also known as "selling credit protection").

     The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio  position to decrease exposure to specific high yield  issuers.  If the short credit default swap is against a corporate  issue,  the Fund must own that corporate issue.  However,  if the short credit default swap is against sovereign debt, the Fund may own either: (i) the reference obligation,  (ii) any sovereign debt of that foreign country,  or (iii) sovereign debt of any country that the Manager  determines is closely correlated as an inexact bona fide hedge.

     If the Fund takes a short  position in the credit  default  swap,  if there is a credit event  (including  bankruptcy,  failure to timely pay interest or principal,  or a  restructuring),  the Fund will deliver the defaulted bonds and the swap counterparty will pay the par  amount  of the  bonds.  An  associated  risk is  adverse  pricing  when  purchasing  bonds to  satisfy  the  delivery obligation.  If the swap is on a basket of  securities,  the  notional  amount  of the swap is  reduced  by the par  amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

     Taking a long position in the credit default swap note (i.e.,  purchasing the "funded swap") would increase the Fund's exposure to specific high yield  corporate  issuers.  The goal would be to increase  liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

     If the Fund takes a long position in the credit  default swap note, if there is a credit event the Fund will pay the par amount of the bonds and the swap  counterparty  will deliver the bonds.  If the swap is on a basket of  securities,  the notional  amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

     The Fund will invest no more than 25% of its total assets in "unfunded" credit default swaps.

     The Fund will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets.

Other  risks of credit  default  swaps  include  the cost of paying  for  credit  protection  if there  are no credit  events,  pricing transparency  when  assessing  the cost of a credit  default  swap,  counterparty  risk,  and the need to fund the delivery  obligation
(either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

May 17, 2002                                                                              PX0285.012

                                                         OPPENHEIMER BOND FUND
                                                 Supplement dated May 17, 2002 to the
                                                    Prospectus dated April 30, 2002

The Prospectus is revised as follows:

         The following is added after the section captioned "Main Risks of Investing in the Fund" - Credit Risk" on page 4:

         Credit  Derivatives.  The Fund may enter into credit  default  swaps,  both (i) directly and (ii)  indirectly in the form of a swap  embedded  within a structured  note, to protect  against the risk that a security  will default.  The Fund pays a fee to enter  into the trade and  receives a fixed  payment  during the life of the swap.  If there is a credit  event (for  example, the security  fails to timely pay interest or principal),  the Fund either  delivers the defaulted bond (if the Fund has taken the short  position  in the credit  default  swap,  also known as "buying  credit  protection")  or pays the par amount of the defaulted  bond (if the Fund has taken the long  position  in the credit  default  swap  note,  also know as  "selling  credit protection").  Risks of credit  default swaps include the cost of paying for credit  protection if there are no credit events, and adverse  pricing when  purchasing  bonds to satisfy its delivery  obligation  where the Fund took a short  position in the swap and there has been a credit event.

May 17, 2002                                                                                 285PS026